UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 5, 2008 (September 3, 2008)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299–1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On September 3, 2008, the Chairman of the National Indian Gaming Commission (NIGC) issued a “notice of violation” or “NOV” to the Seneca Nation of Indians relating to the Seneca Buffalo Creek Casino. The NOV was issued at the direction of the U.S. District Court in the case captioned Citizens Against Casino Gambling in Erie County v. Hogen (also previously referred to by the Seneca Gaming Corporation as Citizens Against Casino Gambling in Erie County v. Kempthorne).  The NOV asserts that the Seneca Nation has violated the Indian Gaming Regulatory Act, or IGRA, by operating the Seneca Buffalo Creek Casino without an approved Class III gaming ordinance for that facility because the gaming ordinance for those lands authorized gaming on lands in Buffalo that the district court deemed ineligible for gaming.  The NOV further states that although the NIGC disagrees with the district court’s interpretation of IGRA regarding the Buffalo Creek parcel’s eligibility for gaming under IGRA, that the NIGC, at the current time, was bound by the district court’s ruling as to this particular land parcel absent reconsideration by the district court or reversal on any appeal.  Consequently, the Chairman issued the NOV. The NOV was not accompanied by a closure order or an assessment of a civil fine. The NOV further states that the Chairman of the NIGC may modify the measures required to correct the alleged violation if the NIGC approves the gaming ordinance amendments authorizing gaming on the Buffalo lands that the Nation submitted to the NIGC on July 17, 2008.  A final decision by the NIGC on the Nation’s recently submitted gaming ordinance amendments is due on or before October 15, 2008.  The foregoing represents a summary of certain key terms of the NOV. Reference is made to the entire NOV filed as Exhibit 99.1 to this Current Report on Form 8-K for a full description of the terms of the NOV.

The Seneca Nation filed a notice of appeal to the NOV invoking its IGRA appeal rights, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

On September 3, 2008, the Seneca Nation issued a press release addressing the foregoing matters.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01.                  Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Notice of Violation issued by the National Indian Gaming Commission to the Seneca Nation of Indians dated September 3, 2008.

99.2                           Notice of Appeal issued by the Seneca Nation of Indians to the National Indian Gaming Commission dated September 3, 2008

99.3                           Seneca Nation of Indians Press Release dated September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: September 5, 2008		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

*99.1	Notice of Violation issued by the National Indian Gaming Commission to the Seneca Nation of Indians dated September 3, 2008.

*99.2	Notice of Appeal issued by the Seneca Nation of Indians to the National Indian Gaming Commission dated September 3, 2008

*99.3	Seneca Nation of Indians Press Release dated September 3, 2008.

*              Filed herewith